                          JOINT AND SEVERAL GUARANTY
                                      OF
                   V. M. MCLEOD AND BUDWAY ENTERPRISES, INC.

          This JOINT AND SEVERAL GUARANTY AGREEMENT ("GUARANTY") is made effective as of the 30/TH/ day of September, 1997 by V.M. McLeod and Budway Enterprises, Inc. (collectively "GUARANTOR") in favor of Kaiser Ventures Inc. ("KAISER").

                                    RECITALS

          A. McLEOD PROPERTIES, FONTANA LLC, a California limited liability company ("BUYER") desires to enter into a Purchase Agreement and Escrow Instructions with Kaiser dated effective April 9, 1997, (the "AGREEMENT") pursuant to which Buyer will purchase certain real property from Kaiser. As part of the Agreement, Kaiser has agreed to finance part of the purchase price in a promissory note secured by a subordinated deed of trust ("PURCHASE FINANCING").

          B.  Guarantor has a direct or indirect financial interest in Buyer.

          C. As a condition precedent to Kaiser entering into the Agreement, Kaiser has required Buyer obtain the execution of this Guaranty by each Guarantor and each Guarantor is willing to execute this Guaranty upon the term and conditions set forth herein.

          NOW, THEREFORE, in order to induce Kaiser to enter into the Agreement with Buyer, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby unconditionally guarantees and agrees as follows:

          1. GUARANTY. Guarantor irrevocably, unconditionally and absolutely warrants and guarantees that Buyer shall fully, promptly and faithfully perform and discharge of all obligations, covenants, agreements and duties of Buyer to Kaiser, pursuant or with respect to the Agreement, any note, deed of trust, security agreement and any other agreement or instrument given by Buyer to Kaiser as they shall be amended and supplemented from time to time, including the payment of all sums now or hereafter to become payable to Kaiser under the Purchase Financing and the full, prompt and faithful performance of all other obligations, covenants, agreements and duties of Buyer to Kaiser (collectively referred to herein as the "GUARANTEED OBLIGATIONS"). This Guaranty is a continuing guaranty which may not be revoked or terminated by Guarantor. All Obligations of the Guarantors hereunder shall be joint and several.

          2. UNCONDITIONAL GUARANTY. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Kaiser, including, but not limited to, on account of any or all of the following: (a) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Obligations; (b) any waiver by Kaiser of the performance or observance by Buyer of any of the agreements, covenants, terms or conditions contained in the Agreement; (c) any extension of the time for payment or performance of all or any portion of the Guaranteed Obligations; (d) the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement, covenant or obligation of Buyer set forth in the Agreement

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or any other provision of the Agreement; (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Buyer or Guarantor; (f) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Buyer or Guarantor or any of their assets; (g) any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Obligations, or the acceptance of additional or substitute property as security therefor; (h) the release or discharge of Buyer from the observance or performance of any agreement, covenant, term or condition contained in the Agreement; (i) any action which Kaiser may take or omit to take pursuant or with respect to the Agreement or through any course of dealing with Buyer; (j) the addition of a new guarantor or guarantors; (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (l) any adjustment, indulgence, forbearance or compromise that may be granted or given by Kaiser to any person;
(m) the failure by Kaiser to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Buyer or any other person or entity; (n) the addition of a new guarantor or guarantees; (o) recovery from Buyer or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (p) any defenses, set-offs or counterclaims which may be available to Buyer or any other person or entity; (q) any impairment, modification, change, release or limitation of liability of, or stay of actions in lien enforcement proceedings against Buyer, its property, or its estate in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or any other similar federal or state statute, or from the decisions of any court; (r) any neglect, delay, omission, failure or refusal of Kaiser to take or prosecute any action for the perfection of collateral or the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien, right of security for, any of the Guaranteed Obligations, it being the intention hereof that Guarantor shall remain fully liable as principal on the Guaranteed Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor; (s) any defense that may arise by reason of the incapacity or lack of authority hereof, by Buyer or others; (t) demand, protest and notice of any other kind, including, without limiting the generality of the foregoing, notice of any action or non-action on the part of Buyer or Kaiser; (u) any defense asked upon an election of remedies by Kaiser, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against Buyer for reimbursement, or both; and (v) any duty on the part of Kaiser to disclose to the Guarantor any facts it may now or hereafter know about Buyer, regardless of whether Kaiser has reason to believe that any such facts materially increase the risk beyond which the Guarantor is obligated or whether Kaiser has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of Buyer and of all circumstances bearing on the risk of non-payment or non-performance of the Guaranteed Obligations.

          Guarantor further agrees that nothing contained in this Guaranty shall prevent Kaiser from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor understands that the exercise by Kaiser of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore succeed to

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a partially or totally nonreimbursable liability hereunder; nevertheless,
Guarantor hereby authorizes and empowers Kaiser to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent, and unconditional under any and all circumstances. Without limiting the generality of the foregoing, Guarantor expressly waives any and all benefits under California Civil Code sections 2809, 2810, 2819, 2845, 2849, 2850, and 2855, and California Code of
Civil Procedure sections 580a, 580b, and 580d. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty.

          3. REMEDIES AGAINST GUARANTOR. In the event of default by Buyer in the full, prompt or faithful payment or performance of the Guaranteed Obligations, or any part thereof, Guarantor shall, upon receipt of notice or demand, and without any notice having been given to Guarantor of the acceptance by Kaiser of this Guaranty and without any notice having been given to Guarantor of the creating or incurring of any indebtedness or the failure of performance, pay the amount due to Kaiser, at such place as may be designated in writing by Kaiser, or to cause the performance of the other agreement, condition, covenant or duty of Buyer. It shall not be necessary for Kaiser, in order to enforce such payment or performance by Guarantor, first, to institute suit or exhaust its remedies against Buyer or others that may be liable on or for the Guaranteed Obligations, or to enforce its rights against any security which shall ever have been given to secure the Guaranteed Obligations. Guarantor hereby waives any and all legal requirements that Kaiser institute any action or proceeding at law or in equity or exhaust its rights, remedies and recourse against any collateral or the security, Buyer or anyone else with respect to the Guaranteed Obligations as a condition precedent to bringing an action against Guarantor upon this Guaranty.

          4. SUBORDINATION. Guarantor also hereby waives any claim, right or remedy which it may now have or hereafter acquire against the Buyer that arises hereunder and or from the performance by any guarantor hereunder including, without limitation, any claim, remedy or rights of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Guarantor against Buyer or any security which Kaiser now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. Any debt owed to Guarantor from Buyer or distribution from Buyer to Guarantor are hereby subordinated to the Guaranteed Obligations.

          5. WARRANTIES OF GUARANTOR. Guarantor hereby represents and warrants to Kaiser that: (a) any and all balance sheets, net worth statements and other financial data that have heretofore been given to Kaiser with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date thereof and, since the date thereof, there has been no material adverse change in the financial condition of Guarantor; (b) there are no material legal proceedings, claims or demands pending against or, to the knowledge of such Guarantor, threatened against, Guarantor or any of Guarantor's assets, or, if there is any such material proceeding, claim or demand, it has been disclosed in writing to Kaiser and does not and shall not have any material adverse effect upon the ability of Guarantor to perform any of

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Guarantor's obligations hereunder; (c) Guarantor is not in breach or default of any legal requirement, contract or commitment, which would have a material adverse effect on Guarantor or the Guaranteed Obligations; and (d) no event (including specifically Guarantor's execution and delivery of this Guaranty) has occurred which, with the lapse of time or the giving of notice or both, could result in Guarantor's breach or default under any legal requirement, contract or commitment which would have a material adverse effect on Guarantor or the Guaranteed Obligations. Guarantor hereby agrees to furnish Kaiser from time-to-time, promptly upon request therefor, current financial reports and statements setting forth in reasonable detail the financial condition of Guarantor at the time of such request, containing such information as Kaiser may reasonably request, prepared in accordance with generally accepted accounting principles consistently applied or in other form reasonably acceptable to Kaiser. In addition, Guarantor shall to Kaiser his most recent Federal income tax returns with all supporting schedules upon Kaiser's request. Such information shall remain confidential except as may be necessary to enforce the terms of the Guarantee.

          6. NO NOTICE OF ACCEPTANCE REQUIRED. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing, assignment, modification or amendment of the Guaranteed Obligations and each item thereof, are hereby expressly waived by Guarantor.

          7. PAYMENTS. Any payment on the Guaranteed Obligations shall be deemed to have been made by Buyer unless express written notice is given to Kaiser at the time of such payment that such payment is made by Guarantor as specified in such notice.

          8. CHANGES IN SECURITY FOR GUARANTEED OBLIGATIONS. If all or any part of the Guaranteed Obligations at any time be secured, Guarantor agrees that Kaiser may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Buyer executes in favor of Kaiser any collateral agreement, deed of trust, mortgage or other security instrument, the exercise by Kaiser of any right or remedy thereby conferred on Kaiser shall be wholly discretionary with Kaiser, and that the exercise or failure to exercise any such right or remedy shall in no way impair this Guaranty. Guarantor further agrees that Kaiser shall not be liable for its failure to use diligence in the collection or performance of the Guaranteed Obligations or in preserving the liability of any person liable on the Guaranteed Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on or for the Guaranteed Obligations, or any part thereof.

          9. GUARANTOR LIABLE EVEN IF BUYER IS NOT LIABLE. If Buyer is not liable because in the act of creating the Guaranteed Obligations it acted in excess of its authority or for any other reason, and for these reasons the Guaranteed Obligations which Guarantor agrees to pay and/or perform cannot be enforced against Buyer, such fact shall in no manner affect Guarantor's liability hereunder, but Guarantor shall be liable under this Guaranty notwithstanding that Buyer is not liable for the Guaranteed Obligations, and to the same extent Guarantor would have been liable if the guaranteed Obligations had been fully enforceable against Buyer.

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          10.  SUCCESSORS AND ASSIGNS OF KAISER.  This Guaranty is for the
benefit of Kaiser, its successors and assigns, and in the event of an assignment by Kaiser, its successors or assigns, of the Guaranteed Obligations, or any part thereof, as represented by the Agreement or an interest therein, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations.

          11. TERMINATION OF GUARANTY. This Guaranty shall be released and terminated thirteen (13) months after performance and/or payment in full of all amounts payable pursuant to the terms of the Guaranteed Obligations and on condition that Buyer has not filed a petition nor been the subject of an involuntary petition seeking relief under federal bankruptcy laws. In the event such a petition is filed, this Guaranty shall continue in full force and effect. If Kaiser is required to disgorge any payment received from Buyer as a preference, Guarantor shall remain liable for repayment to Kaiser of such amounts. In the event the Guarantor files a petition in or is the subject of an involuntary petition seeking relief under federal bankruptcy laws, the aggregate amount payable by the Guarantor is limited to the largest amount which would not render this obligation subject to avoidance.

          12. PAYMENT OF EXPENSES ASSOCIATED WITH THE AGREEMENT. The Guarantor agrees to pay to Kaiser, without demand, reasonable attorneys' fees and all costs and other expenses which it expends or incurs in collecting or compromising or enforcing the Guaranteed Obligations whether or not suit is filed.

          13. CONSIDERATION. Guarantor acknowledges and warrants that it derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Agreement and accordingly the Guaranteed Obligations and from each and every renewal extension or other modification. The Guaranteed Obligations shall conclusively be deemed to have been assumed; contracted or incurred, as applicable, in reliance on this Guaranty.

          14. COSTS OF ENFORCEMENT AND LOCATION OF PROCEEDINGS. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Kaiser all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Kaiser in the enforcement hereof. This Guaranty is performable in Ontario, California, and Guarantor consents and agrees that in any suit to enforce his Guaranty, Kaiser may maintain such action in the courts of the State of California, and Guarantor waives any right to otherwise object to such jurisdiction.

          15. ACKNOWLEDGMENT OF RECEIPT OF AGREEMENT. Guarantor acknowledges receipt of a true and complete copy of the Agreement. Guarantor acknowledges and agrees that Kaiser shall not be required to furnish any future modification or amendment to the Agreement.

          16. MISCELLANEOUS. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefore, shall be effective unless the same shall be in writing and signed by an officer of Kaiser, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand, in similar or other circumstances. No delay or omission by Kaiser in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver

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thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Kaiser hereunder are cumulative of each other and of every other right or remedy which Kaiser may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the text so requires, the singular shall include the plural and conversely. This Guaranty shall be governed by and construed in accordance with the laws of California. This Guaranty shall constitute the entire agreement of the Guarantor with Kaiser with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Kaiser unless expressed herein. This
Guaranty is effective upon delivery to Kaiser without condition.

"GUARANTOR"                           "KAISER"
BUDWAY ENTERPRISES, INC.              KAISER VENTURES INC.
 a California corporation


By:  /s/ Vincent M. McLeod            By:  /s/ Lee R. Redmond
     ------------------------         --------------------------
Its:  Manager                         Its:  Sr. Vice President - Real Estate
      -----------------------               ----------------------------------


V. M. McLeod, Jr.
-----------------------------
V. M. McLEOD

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